LOAN AGREEMENT
                                --------------

    THIS AGREEMENT is made this 27th day of January, 1997, effective as of January 20, 1997, by and between ViroGroup, Inc., a Florida corporation, having its principal office at 428 Pine Island Road, S.W., Cape Coral, Florida 33991 (hereinafter called "Company") and Barnett Bank, N,A,, a national banking association, successor by merger with Barnett Bank of Lee County, N,A,, with its main offices at 2000 Main Street, Suite 200. Fort Myers.
Florida (the "Bank").

    In consideration of the mutual benefits accruing to each of the parties, the receipt and sufficiency of which are hereby acknowledged, and in further consideration of the mutual performance of this Loan Agreement, the parties hereto agree as follows:

                                   ARTICLE I
                         AMOUNT AND TERMS OF THE LOANS
                         -----------------------------


    Section 1.01. LINE OF CREDIT LOAN GENERALLY. During the "Commitment Period" (hereinafter defined), the Bank agrees, on the terms and conditions hereafter set forth, to make loan advances "Advances") to the Company from time to time after the date hereof to finance working capital needs of the Company in an aggregate amount not to exceed Three Million Dollars ($3,000,000.00), said sum being the "Commitment." The aggregate of all Advances made by Bank hereunder, from time to time. is herein referred to as the "Loan." Within said limits and prior to the occurrence of an Event of Default (as defined in Section 5.01 hereof), the Company may borrow under this Agreement, each such borrowing being referred to herein as an "Advance". Each Advance shall be in an amount equal to the requested Advance documented in accordance with the provisions for Advances hereinafter set forth. Upon fulfillment of the applicable conditions set forth in Article II and subject to the provisions of this Agreement, Bank will make such funds representing Advances available to the Company by deposit to Company's account maintained with Bank. The "Commitment Period" means the period from the effective date of this Agreement to January, 19, 1998 ("Final Advance Date") or the date the Bank terminates its obligations to make further Advances hereunder pursuant to Section 5.02 below. The Loan made pursuant to this Agreement will be secured as hereinafter provided.

    Section 1.02. LINE OF CREDIT NOTE. The Loan shall be evidenced by a renewal line-of-credit promissory note in the form of Exhibit A attached hereto (the "Line of Credit Note" or "Note"), dated as of the date hereof and effective January 20, 1997, and maturing on January 20: 1998 (the "Final Maturity Date"), representing the obligation of the Company to pay the amount of the Commitment or the aggregate unpaid principal amount of all Advances, whichever is less, together with interest on the principal amount outstanding from time to time as provided in this Agreement.

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      Section 1.03.  TYPES OF LOANS AND INTEREST  RATES.  The Loan shall bear an interest rate of one quarter of one percent (.25%) under the Index. The "index" as referred to herein is the Barnett Bank. Inc. prime rate as announced from time to time. Such prime rate is a reference rate for the information and use of the Bank in establishing the actual rates to be charged its borrowers.

      All Advances shall be aggregated and considered as a single Loan evidenced by the Line of Credit Note. and interest shall be calculated on the from time to time outstanding principal amount.

      Section 1.04. FURTHER LOAN TERMS.

      (a) Loan Advances: Lockbox. Advances on the Loan will each be made based on a request for an Advance made by a duly authorized officer of Company (the "Authorized Person") in writing on forms acceptable to the Bank or in any other manner acceptable to the Bank. If a request is made by telephone, the Company shall promptly confirm such request in writing.

            Notwithstanding   the  foregoing   unless  the  Bank,  in  its  sole
discretion otherwise agrees, Company and Bank agree as follows:

            (1) Company shall cause to be deposited into a "lockbox" account established with the Bank all of the Company's accounts receivable.

            (2) On a daily basis, Bank will compare (i) the sum of the Company's beginning cash deposit balance with Bank and that day's "lockbox" deposits with (ii) that day's controlled disbursement activity to arrive at a daily ending balance.

            (3) If the daily ending balance represents an excess of funds, the excess will be applied to reduce the principal balance of the Note. If the daily ending balance is deficient, an Advance in the amount of the deficiency shall automatically be processed and made by Bank and credited to Company's account with the Bank to bring the next day's beginning cash balance up to zero.


            (4) Bank shall on each interest pavement date under the Note automatically debit Borrower's account for the interest due on that date under the Note. If on that date the cash balance is deficient: then prior to Bank's debiting Company's account an Advance in the amount of the deficiency shall automatically be processed and made by Bank and credited to that account.

      (b)   PAYMENT TERMS.

            (1) Commencing on February 20, 1997, and on the same day of each calendar month thereafter (through December 20, 1997), Company shall pay Bank a monthly payment on the Loan equal to accrued interest on the outstanding principal balance of the Loan then advanced. Inerest shall be calculated on the

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outstanding  (and unpaid)  principal  balance of the Loan on a daily basis at an interest rate equal to one quarter of one percent (.25%) under the Index:

            (2) On January 20, 1998, being the Final Maturity Date of the Loan, the Company shall pay all principal and interest (with interest calculated on the unpaid principal balance of the Loan at one quarter of one percentage point under the Index) outstanding on the Loan and any other unpaid amounts owed under the Loan in full.

            (3) The interest rate will be adjusted to reflect a change in the Index on the same day as the Index changes. The interest rate to be applied to the unpaid balance of this Note will be at a per annum rate of one quarter of one percent (.25%) under the Index. Bank will tell the Company the current Index upon the Company's request. NOTICE: Under no circumstances will the effective rate of interest on this Loan be more than the maximum rate allowed by applicable law.

      (c) This Loan is revolving line of credit loan. Advances under this Loan, as well as directions for payment for Company's accounts, may be requested orally or in writing by Company or by an Authorized Person. Bank may, but need not, require that all oral requests be confirmed in writing. Company agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an Authorized Person; or (b) credited to any of Company's accounts with Bank. The unpaid principal balance owing on the Note at any time may be evidence by endorsements on the Note or by Bank's internal records, including computer print-outs and other records. Bank will have no obligation to advance funds under this Agreement if: (a) Company is in default under the terms of this Loan or any agreement that Company has with Bank, including any agreement made in connection with the signing of this Agreement; (b) Company ceases doing business or is insolvent; (c) Company has applied funds provided pursuant to this Agreement for purposes other than those authorized by Bank; or (d) Bank in good faith deems itself insecure under this Agreement or any other agreement between Bank and Company.

      Section 1.05. EFFECTS OF EVENT OF DEFAULT OR POTENTIAL DEFAULT. Notwithstanding the foregoing and in addition to the remedies set forth in
Section 5.02 below, upon an Event of Default (as defined in Section 5.01 below) and so long as such Event of Default shall continue or, if the Bank shall have accelerated the maturity date of the Loan pursuant to Section 5.02 below until the Loan is repaid in full, the principal amount of the Loan then outstanding, together with all interest then accrued, shall thereafter bear interest at the "Default Rate," with interest payable upon demand. The "Default Rate" shall be the per annum rate equal to the "Default Interest Rate" as such term is defined in the Note. During the continuance of an Event of Default, the Company shall have no right to obtain any Advances under this Agreement.

      A "Potential Default" is an event which but for the giving of a notice called for in Section 5.01 below or the passage of a time period referred to in
Section 5.01 below, or both, would constitute an Event of Default. If a Potential Default then exists and has not been waived by the Bank and does not itself constitute or is not declared an Event of Default, the Company shall have

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


no right to borrow any additional money beyond the principal amount of Loan then outstanding; this provision shall not limit the Bank's rights hereunder if the Potential Default thereafter becomes or is declared an Event of Default.

      Section 1.06. MISCELLANEOUS PROVISIONS REGARDING LOAN PAYMENTS AND INTEREST. All payments on the Loan shall be made to Bank at 2000 Main Street, Fort Myers, Florida 33901, unless Bank notifies Company of a different place for payments to be made. The Loan shall be due and payable in full on the Final Maturity Date or such earlier date as the Loan has been declared due and payable pursuant to Section 5.02 below. All interest rates respecting any Loan hereunder are stated on a per annum basis with a year of 360 days, and interest is calculated on the actual number of days elapsed. All outstanding principal of the Loan outstanding after the Final Maturity Date or such earlier date as the Loan has been declared due pursuant to Section 5.02 shall thereafter bear interest at the Default Rate on all unpaid amounts until the Loan is fully paid.

      Section 1.07. PREPAYMENTS. The Loan may be prepaid in whole or in part at any time.

      Section 1.08. CREDIT FACILITY FEE. On the date that this Agreement has been executed by both parties, the Company agrees to pay to the Bank a credit facility fee in the amount of Five Hundred Dollars ($500.00).

      Section 1.09. TRANSFER OF LOAN PROCEEDS. Bank agrees to cooperate with Company to wire or otherwise transfer funds from the account maintained by the Company with Bank pursuant to Section 1.01 to such other accounts at other banks, offices or otherwise as the Company may reasonably direct consistent with the provisions of this Loan Agreement, but the Company agrees to reimburse the Bank for all such wire and other transfer costs incurred by Bank, and the Company shall bear all risks of delays or nondelivery or misdelivery of any such funds so wired or otherwise transferred. Any Advance under this Agreement shall be deemed made on the day that the Loan proceeds are transferred into the account maintained by the Company with Bank pursuant to Section 1.01.

                                   ARTICLE II
                              CONDITIONS OF LENDING
                              ---------------------


      Section 2.01. CONDITIONS PRECEDENT TO INITIAL ADVANCE. The obligation of the Bank to make the initial Advance is subject to the condition precedent that the Bank shall receive the following, each dated the date hereof or such other date as may be specifically permitted, in form and substance satisfactory to
Bank:

           (a)   NOTE. The Line of Credit Note. duly executed by the Company.








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



            (b) LETTER OF CREDIT. An irrevocable standby letter of credit issued by Royal Bank of Canada ("RBC") in the amount of Three Million Dollars ($3,000,000.00) (the "Letter of Credit") in the form attached hereto as Exhibit B.

            (c) OTHER APPROVALS. Such other approvals, resolutions, opinions or documents, as the Bank may reasonably request.

      Section 2.02. CONDITIONS PRECEDENT TO EACH ADVANCE. The obligation of the Bank to make any Advance hereunder, including without limitation. the first Advance, shall be subject to the further condition precedent that (i) on the day of such Advance no event has occurred and is continuing, or would result from such Advance, which constitutes an Event of Default or Potential Default; (ii) the representations and warranties of the Company contained in this Agreement are accurate and complete as of the proposed funding date; (iii) an Advance request in proper form has been submitted or made to Bank by the Company; and
(iv) the Letter of Credit remains in full force and effect or has been replaced with a new letter of credit in the same amount, in form satisfactory to the Bank and issued by a financial institution reasonably satisfactory to Bank (a "Replacement Letter of Credit").

      The making of a request by Company for an Advance hereunder, whether in writing. or by telephone confirmed in writing, or otherwise, shall constitute a certification by Company that all representations recited in this Section 2.02 and Article III are true as of and as if made the date of such request and that all required conditions to the making of such Advance have been met.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------


      Section 3.01. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Bank as follows:

            (a) DUE INCORPORATION OF COMPANY. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of Florida; it is in good standing in all jurisdictions in which it is required to be qualified to do business as a foreign corporation; and it has obtained all licenses and permits and has filed all registrations necessary to the operation of its business.

            (b) AUTHORIZATION BY COMPANY, ETC. The execution. delivery and performance by the Company of this Agreement, the Line of Credit Note and the other documents to be delivered hereunder are within the Company's corporate powers, have been duly authorized by all necessary corporate action. and (i) do not contravene the Company's Articles of incorporation or By-Laws or any law or any; contractual restriction binding on or affecting the Company, and (ii) do not result in or constitute a default under any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.



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            (c)   ENFORCEABILITY OF COMPANY'S OBLIGATIONS.  This Agreement,  the
Line of Credit  Note and all  other  documents  entered  into  pursuant  to this
Agreement  are  the  legal,  valid  and  binding   obligations  of  the  Company
enforceable against the Company in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting the enforceability of creditors' rights generally.

            (d) FINANCIAL STATEMENTS. The financial statements of the Company, as certified to Bank on the date hereof or otherwise in connection with the Loan, fairly present the financial condition of the Company, all in accordance with generally accepted accounting principles which have been applied on a basis consistent with that of the preceding period; and as of the date of this Agreement, there has been no material adverse change in such financial condition.

            (e) LITIGATION. Based upon information currently available to the Company, it is the opinion of management of the Company that there is no pending or threatened action or proceeding affecting the Company before any court, governmental agency or arbitrator, which, if determined adverse to the Company would have a material adverse effect on the financial condition of the Company.

            (f) TAX RETURNS AND PAYMENT. The Company has timely filed all required federal, foreign and Florida income tax returns and has filed all other material tax returns which are required to be filed and the Company has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company, except for the filing of such returns, if any. in respect of which an extension of time for filing is in effect and except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of any taxes or other governmental charges are, in the opinion of the Company, adequate.

            (g) STOCK. The capital stock of the Company has been validly issued and is fully paid and non-assessable.

            (h) OFFERING OF NOTE. The Company has not taken any action which would subject the Note evidencing its indebtedness to the Bank to the provisions of Section 5 of the Federal Securities Act of 1933.

            (i) FOREIGN INVESTMENT. The proceeds of the Loan will not be used to make an unauthorized foreign investment.

            (j)   ENVIRONMENTAL WARRANTIES AND INDEMNITIES:

                  (i) The Company has not received a citation, notice of violation or formal complaint from any federal. state or local environmental agency for noncompliance.




                                      6


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                  (ii)  The  Company  has  no   knowledge   of  any   threatened
environmental enforcement actions.

                  (iii) The Company has no knowledge of any soil or groundwater contamination or the release or discharge of toxic or hazardous substances, petroleum or petroleum products, chemicals or other pollutants on any of its properties.

                  (iv) The Company will covenant to comply with all present and future environmental laws and take remedial action upon the discovery of contamination.

           (k) Survival of Representations. All representations and warranties made in this Section 3.01 shall survive delivery of the Note and the making of the Loan herein contemplated.

                                  ARTICLE IV
                           COVENANTS OF THE COMPANY
                           ------------------------


    Section 4.01. AFFIRMATIVE COVENANTS. So long as the Note shall remain unpaid or the Bank shall have any Commitment hereunder, the Company will, unless the Bank shall otherwise consent in writing.

           (a) COMPLIANCE WITH LAWS. Comply in all material respects with all applicable laws, rules, regulations and orders.

           (b)   REPORTING REQUIREMENTS. Furnish to the Bank:

                  (i) As soon as available and in any event within 90 days after the end of each fiscal year, one copy of its financial statements audited by an independent public accountant acceptable to Bank. The financial statements so provided shall include, but not be limited to, the balance sheet, income statement and cash flow statement of Company. Such financial statements shall be accompanied by a certification from the chief financial officer of the Company stating that the financial statements present fairly the financial condition of the Company and that no event has since occurred which would materially adversely affect the financial condition of the Company from that represented on the financial statements.

                  (ii) Promptly after the sending or filing thereof. copies of all reports which the Company sends to any of its stock or security holders;

                  (iii) Promptly after the filing thereof, copies of all tax returns of the Company;

                  (iv) 10 Q's are to be provided quarterly and 8 K's are to be provided as appropriate, and



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                  (v)   Such  other  information  respecting  the  condition  or
operations, financial or otherwise, of the Company as the Bank may from time to time reasonably request.

            (c) CONSULTATIONS AND INSPECTIONS. Solely for the purpose of permitting Bank to determine compliance by the Company with this Agreement, permit Bank (and any person appointed by Bank to whom the Company does not reasonably object) to discuss the affairs, finances and accounts of the Company with the officers of the Company and the independent public accountants who review or audit the Company's financial statements, all at such reasonable times and as often as may reasonably be requested. The Company will also permit inspection of its properties, books and records by Bank during normal business hours or at other reasonable times.

            (d) NOTICE OF SUBSEQUENT EVENTS. Immediately upon the president or a chief financial officer of the Company obtaining knowledge of (i) any material adverse change in the condition or operation, financial or otherwise, of the Company; (ii) any Event of Default or Potential Default under this Agreement;
(iii) any default by the Company under or with respect to any instrument, contract or agreement to which the Company is a party or by which the Company is bound which may materially adversely affect the Company's condition or operation, financial or otherwise; (iv) any default by the Company under or with respect to any order, writ, injunction, decision or decree of any court, governmental authority or arbitral body to which the Company is a party or by which the Company is bound which materially adversely affects the Company's condition or operation, financial or otherwise; or (v) any action or proceeding pending or, to the knowledge of the president or a chief financial officer of the Company, threatened against the Company before any court, governmental authority or arbitral body which, if decided adversely to the Company, would result in any material adverse change in the condition or operation, financial or otherwise, of the Company, the Company will deliver to Bank a written certificate signed by such officer specifying the nature thereof, the period of existence thereof and what action the Company has taken and proposes to take with respect thereto.

            (e) PRESERVATION OF BUSINESS AND CORPORATE EXISTENCE. As to the Company, carry on and conduct its business affairs in substantially the same manner as presently carried on and conducted, and maintain in good standing its existence and its right to transact business in those states in which it is now or ma~ hereafter be doing business; and maintain all licenses, permits and registrations necessary to the conduct of its business.

            (f) USE OF PROCEEDS. Use the proceeds of the Loan solely for working capital purposes. Company intends to use the Loan proceeds solely for business or commercial related purposes and will not purchase or carry margin stock (with the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System).

            (g) PAYMENT OF TAXES. Pay and discharge, before they become delinquent, all taxes: assessments and other governmental charges imposed upon the Company or any of its properties, or any part thereof, or upon the income or profits therefrom and all claims for labor, materials or supplies which if


                                      8


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unpaid might be or become a lien or charge upon any of its property, except such items as it is in good faith appropriately contesting and as to which adequate reserves have been provided.

            (h) DEPOSIT ACCOUNTS. So long as the Loan is outstanding, maintain its primary banking accounts with the Bank.

            (i) FURTHER ASSURANCES. At all times furnish Bank with assurances necessary to satisfy the Bank that the provisions in the Loan Documents are being complied with.

            (i) COMPLIANCE AGREEMENT. If requested by Bank or closing agent for Bank, fully cooperate and adjust for clerical errors, any of all loan documentation as Bank deems necessary.

            (k) LIABILITIES. Pay when due, all liabilities including trade accounts in accordance with regular terms.

      Section 4.02. NEGATIVE COVENANTS. So long as the Loan shall remain unpaid or the Bank shall have any Commitment hereunder, without the written consent of the Bank, the Company:

            (a)   OPERATIONS.   Will  not  engage  in  any  business  activities
substantially different than those in which Company is presently engaged.

            (b) NON-DEFAULT UNDER OTHER AGREEMENTS. Will not default upon or fail to pay any indebtedness for money borrowed as the same matures under any agreement or permit to occur any other event which creates a default under such or under any other agreement to which the Company is a party or by which it is bound.

            (c) CONFLICTING AGREEMENT. Will not enter into any agreement. any term or condition of which conflicts with any term or condition of this Agreement.

            (d) LOANS, ADVANCES AND INVESTMENTS. Will not make any loans or advances to, or investments to officers, directors or their relatives.

                                   ARTICLE V
                                EVENTS OF DEFAULT
                                -----------------

      Section 5.01. EVENTS OF DEFAULT. Any one or more of the following events shall constitute an Event of Default under this Agreement, the Note and any other document or instrument pertaining to or necessary to carry out the purposes of this transaction (including without limitation any Related Documents):





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            (a)   the Company shall fail to pay any principal or interest on any
Loan under this Agreement within ten (10) days after the date when due; or

            (b) any representation or warranty made by the Company herein or by the Company (or any of its officers) in connection with this Agreement shall prove to have been false or incorrect in any material respect when made; or

            (c) the Company shall fail to perform or observe any other term or condition contained in this Agreement or other document executed in connection with this Agreement, and such failure shall have not been remedied within ten
(10) days after written notice thereof shall have been given by Bank; or

            (d) the Company shall default under any other loan from Bank to the Company or under any other agreement; or

            (e) (i) the Company shall fail to pay or shall admit in writing its inability to pay its debts as they become due, shall become insolvent:
howsoever evidenced, or shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by or against the Company under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or any similar law or seeking appointment of a receiver, trustee, or other similar person for it or for any substantial part of its property and, if such proceeding is not commenced by the Company, it is consented to or acquiesced in by the Company or remains undismissed for sixty (60) days; (iii) all or a substantial part of the Company's property is attached, seized, levied upon or comes within the possession of any receiver, trustee or similar person for the benefit of creditors; (iv) any action is taken or any proceeding is filed or commenced with respect to the Company's liquidation: dissolution or termination of existence; or (v) the Company shall take any corporate action to authorize any of the actions described in this subsection (e); or

            (f) a final judgment(s) or order(s) for the payment of money in excess of $250,000.00 (in the aggregate) shall be rendered against the Company and such judgment(s) or order(s) shall not have been vacated. discharged, stayed, or bonded and shall continue unsatisfied and in effect for a period of sixty (60) consecutive days; or

            (g) RBC notifies Bank or Bank otherwise becomes aware of the intention of RBC to dishonor the Letter of Credit or RBC dishonors the Letter of Credit, or similar events occur with respect to a Replacement Letter of Credit.

      Section 5.02. RIGHTS OF BANK. Upon the occurrence of an Event of Default by Company Bank may, at its election, without notice of its election and without demand, do any one or more of the following (all of which are authorized by Company):

            (a) Cease advancing money or extending credit to or for the benefit of the Company;

            (b) Declare the obligation of the Bank to make Line of Credit Loan and/or further Advances hereunder to be terminated, whereupon the same shall forthwith terminate.

            (c) Declare the Line of Credit Note, including all principal and interest thereon, and all other amounts payable under this Agreement to be forthwith due and payable, without presentment, protest or further notice of any kind, all of which are hereby expressly waived by the Company;

            (d) Enforce its rights and remedies under this Agreement, the Note. the Letter of Credit (or a Replacement Letter of Credit) and any or all other related documents.

      Section 5.03. REMEDIES GENERALLY. All of Bank's rights and remedies granted under this Agreement and the collateral agreements hereto are cumulative and non-exclusive. In all cases of an Event of Default. Bank shall have all remedies available to it at law or in equity.

                                   ARTICLE VI
                                  MISCELLANEOUS
                                  -------------

      Section 6.01. AMENDMENTS, ETC.. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      Section 6.02. NOTICES, ETC.. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telegraphed or delivered, if to the Company, at its address at 428 Pine Island Road, S.W., Cape Coral, Florida 33991, Attention: Larry Ackerly, Vice President; if to the Bank, at its address at 2000 Main Street: Suite 200, Fort Myers. Florida 33901, Attention: John S. McQuagge, Vice president. or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed or telegraphed, be effective when deposited in the mail or delivered to the telegraph company, respectively.

      Section 6.03. NO WAIVER; REMEDIES. No failure on the part of the Bank to exercise and no delay in exercising any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under the Line of Credit Note preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity.

      Section 6.04. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, except as otherwise stated herein.

      Section 6.05. COSTS, EXPENSES AND TAXES. The Company agrees to pay on demand all costs and expenses in connection with the preparation, execution and delivery of this Agreement, the Line of Credit Note, the Letter of Credit and the related documents: including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect to the Loan, documentary stamp taxes and intangible taxes, and all costs and expenses in connection with the enforcement of this Agreement, the Line of Credit Note, the Letter of Credit; and the Related Documents to be delivered hereunder.

      Section 6.06. RIGHT OF SETOFF. Upon the occurrence and during the continuance of any Event of Default, the Bank is hereby authorized at any time and from time to time, without notice to the Company (any such notice being expressly waived by the Company), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Company against any and all of the obligations of the Company now or hereafter existing under this Agreement and the Line of Credit Note, irrespective of whether or not the Bank shall have made any demand under this Agreement or the Line of Credit Note and although such obligations may be unmatured. The rights of the Bank under this section are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Bank may have.

      Section 6.07. BINDING EFFECT; GOVERNING LAW. This Agreement shall become effective after execution by the Company when it is signed and accepted on behalf of the Bank and thereafter shall be binding upon and inure to the benefit of the Company, the Bank and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank. This Agreement, the Note and all Related Documents shall be deemed to have been made by the Company and accepted by the Bank in Fort Myers, Florida and shall be governed by and construed in accordance with the laws of the State of Florida.

      Section 6.08. REINSTATEMENT OF INDEBTEDNESS. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any amount paid by or on behalf of the Company to the Bank with regard to any note is rescinded or must otherwise be restored or returned upon or in connection with the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Company, or upon or as a result of the appointment of a receiver, intervenor, or conservator of. or trustee, or similar officer for the Company or any substantial part of the property of the Company, all as though such payment has not been made.

      Section 6.09. AUTHORITY TO ACT. Bank shall be entitled to act on any notices and instructions (telephonic or written) reasonably believed by Bank to have been delivered by any Authorized Person, regardless of whether such notice or instruction was in fact delivered by an Authorized Person, and Company hereby agrees to indemnify and hold harmless Bank with respect to any losses or expenses, if any, ensuing from any such action. The foregoing notwithstanding, Bank acknowledges that the only Authorized Persons will be Lan); Ackerly and Sylvester Ogden.

      Section 6.10. HEADINGS; SEVERABILITY OF PROVISIONS. Article and Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such prohibition or enforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

      Section 6.11. ENTIRE AGREEMENT. This Agreement embodies the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

      Section 6.12. RENEWAL OF PRIOR LOAN. The Loan contemplated by this Loan Agreement is a renewal of a prior line-of-credit loan ("Prior Loan") in the amount of $3,000,000.00 made by the Bank to the Company pursuant to a certain Loan Agreement, dated as of January 20, 1996, by and between Bank and Company, which Prior Loan is evidenced by that certain $3,000,000 Line-of-Credit Note ("Prior Note"), dated as of February 20, 1996, and has matured. The Prior Loan has or will have, on the effective date of this Loan Agreement, an outstanding principal balance of $3,000,000 and no outstanding accrued but unpaid interest. The Company acknowledges that the outstanding principal balance of the Prior Loan is a valid and enforceable debt of the Company to the Bank and is owed subject to no defenses, set-offs or counterclaims. On and as of the effective date of this Loan Agreement the Line-of-Credit Note shall replace the Prior Note and the loan evidenced thereby shall be governed by the Line-of-Credit Note and this Loan Agreement.


                         (SIGNATURES ON FOLLOWING PAGE)

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, effective January 20, 1997.

Witnesses:                                ViroGroup, Inc., a Florida corporation

 /S/ LARRY ACKERLY                        By:  /S/ CHARLES S. HIGGINS JR.
---------------------------------         --------------------------------------
1st Witness
                                          Print Name:  CHARLES S. HIGGINS JR.
LARRY ACKERLY                                        ---------------------------
---------------------------------
Print Name
                                          Title:    PRESIDENT
                                                --------------------------------
 /S/ MARILYN HEIDEL
---------------------------------
2nd Witness

MARILYN HEIDEL
---------------------------------
Print Name



                                          Barnett Bank, N.A., a national banking
                                          association, successor by merger with
Witnesses:                                Barnett of Lee County, N.A.


  /S/ MELISSA J. STANFORD                 By:   /S/ JEANNE MELHEIM
----------------------------------        --------------------------------------
1st Witness
                                          Print Name:  JEANNE MELHEIM
MELISSA J. STANFORD                                  ---------------------------
----------------------------------
Print Name
                                          Title:  CLOSING OFFICER
                                                --------------------------------
 /S/ TONYA MAXWELL
----------------------------------
2nd Witness

TONYA MAXWELL
----------------------------------
Print Name

                                    EXHIBIT A

                              (Line-of-Credit Note)

                           RENEWAL LINE-OF-CREDIT NOTE
                           ---------------------------

Executed: January 27, 1997                    Effective: January 20, 1997

U.S. $3,000,000.00                            Fort Myers, Florida


    FOR VALUE RECEIVED, the undersigned (hereinafter sometimes called the "Maker") promises to pay to the order of Barnett Bank, N.A., a national banking association, successor by merger with Barnett Bank of Lee County, N.A. (hereinafter together with any holder hereof, called "Holder"), at 2000 Main Street, Fort Myers, Florida 33901, or at such other place as the Holder may from time to time designate in writing, the principal sum of THREE MILLION AND N0/100THS DOLLARS ($3,000,000.00), or so much as may be outstanding, together with interest on the unpaid principal balance advanced from the date(s) of disbursement, in accordance with the following provisions:

    1. Commencing on February 20, 1997, and on the same day of each calendar month thereafter (through December 20, 1997), Maker shall pay Holder a monthly payment on this Note equal to accrued interest on the outstanding principal balance of this Note then advanced. Interest shall be calculated on the outstanding (and unpaid) principal balance of this Note on a daily basis at an interest rate equal to one quarter of one percent (.25%) under the Index (defined below).

    2. On January 20, 1998, bring the Final Maturity Date of this Note, the Maker shall pay all principal and interest outstanding on this Note and any other unpaid amounts owed under this Note in full.

    The interest rate on this Note is subject to change from time to time based on changes in an index which is the Barnett Bank, Inc. prime rate as announced from time to time (the "Index"). The interest rate will be adjusted to reflect a change in the Index on the same day as the Index changes. The interest rate to be applied to the unpaid balance of this Note will be at a per annum rate of one quarter of one percent (.25%) under the Index. Holder will tell the Maker the current Index rate upon the Maker's request. NOTICE: Under no circumstances will the effective rate of interest on this Note be more than the maximum rate allowed by applicable law. Upon demand for payment of this Note, the interest rate on the Note to be applied to the unpaid balance of principal, unpaid accrued interest, costs and fees, to be applicable until paid in full, will be the Default Interest Rate (hereinafter defined).

    Interest shall be calculated on a per annum basis of an actual three hundred sixty (360) day year for all purposes, based on the actual number of days elapsed, including when determining the maximum legal contract rate of interest allowed to be contracted for by applicable law, as changed from time to time.

    This Note and the instruments securing it have been executed and delivered in the State of Florida; and their terms and provisions are to be governed by and construed under the laws of such state and, to the extent applicable, of the United States of America, and the rules and regulations promulgated under the authority thereof. It is the intent of this Note that such laws shall be interpreted in such a manner that the maximum rate of interest allowed to be contracted for by applicable law as changed from time to time which is applicable to this Note be as great as possible.

    The undersigned may prepay all or pan of the principal sum of the indebtedness evidenced by this Note at any time without penalty. Such prepayment of principal shall be accompanied by payment of any, unpaid interest accrued to the time of such prepayment on the amount of the prepayment. If this Note provides for installment or periodic payments of principal, then prepayment of principal shall apply in the inverse order such installment of periodic payments are due, applying first to the last principal installment or periodic payment due hereunder.

    The Maker authorizes the Holder from time to time to on any due date debit any account that Maker may have with Holder, for any payment of principal or interest due hereunder for the amount of such payment of principal or interest and the Maker may ascertain such debited amount by inquiry to the Holder. Exercise of this right shall be optional with the Holder and the provisions of this paragraph shall not be construed as releasing the Maker from the obligation to make payments of principal or interest due under the terms of this Note according to the terms of this Note.

    If applicable, partial prepayments shall not affect or vary the duty of the undersigned to pay all obligations when due, and they shall not affect or impair the right of the Holder to pursue all remedies available to it hereunder, under the Letter of Credit (hereinafter defined) securing this indebtedness, or under any other of the Related Documents (hereinafter defined).

    The repayment of the indebtedness evidenced by this Note is secured by an Irrevocable Letter of Credit (the "Letter of Credit") dated February 16, 1996, and amended January 21, 1997, issued by Royal Bank of Canada, No. 1269/S13179, in the face amount of this Note and naming the Holder as the beneficiary thereof. Reference is hereby made to a certain Loan Agreement (the "Loan Agreement"), dated of even date herewith, for additional provisions which may govern or apply to this Note, including without limitation provisions which may concern the acceleration of this Note and requirements for paying principal prior to the Final Maturity Date. Certain terms used herein, e.g., "Related Documents" are defined in the Loan Agreement.

    This Note evidences a revolving line of credit. Advances under this Noter as well as directions for payment from Maker's accounts, may be requested orally or in writing by Maker or by an "Authorized Person" (as defined in the Loan
Agreement). The Holder may, but need not, require that all oral requests be confirmed in writing. Maker agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an Authorized Person, or (b) credited to any of Maker's accounts with Holder. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Holder will have no obligation to advance funds under this Note if: (i) Maker or any guarantor is in default under the terms of this Note, the Loan Agreement or any other agreement that Maker or any guarantor has with Holder; (ii) Maker or any guarantor ceases doing business or is insolvent; (iii) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Holder; (iv) Maker has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (v) Holder in good faith deems itself insecure under this Note or any other agreement between Holder and Maker.

    Except in the case where Holder declares the total unpaid balance hereof plus all accrued interest to be immediately due and payable as hereinafter provided, any payment of principal or interest which is not made within ten (10) days of the due date as herein provided (cure period), shall result in Maker owing the Holder a late charge of five percent (5%) of the unpaid portion of the payment or One Hundred Dollars ($100), whichever is greater, which shall be immediately due and payable to the Holder. In no event shall any such late charge result in the interest charged hereunder exceeding the maximum rate of interest allowed to be contracted for by applicable law, as changed from time to time.

    In no event shall Holder have the right to charge or collect, nor shall Maker be required or obligated to pay, interest or payments in the nature of interest, which would result in interest being charged or collected at a rate in excess of the maximum rate of interest allowed to be contracted for by applicable law, as changed from time to time. In the event that any payment which is interest or in the nature of interest is made by Maker or received by Holder which would result in the rate of interest being charged or collected by Holder being in excess of the maximum rate of interest allowed to be contracted for by applicable law as changed from time to time, then the portion of any such payment which causes the rate of interest being charged or collected by Holder to exceed the maximum rate of interest allowed to be contracted for under any applicable law as changed from time to time (hereinafter called the "excess sum") shall be credited as a payment of principal. If Maker notifies Holder in writing that Maker elects to have such excess sum returned to Maker, such excess sum shall be returned to Maker. In the event that any such overcharge is discovered after this Note has been paid in full, then the amount of such excess sum shall be returned to Maker. In the event that an excess sum is returned to Maker rather than being credited as a payment of principal, it shall be returned together with interest thereon from the date such excess sum was paid or collected at the same rate as was due Holder during such period under the terms of this Note. All excess sums credited to principal shall be credited as of the date paid to Holder. It is the intent of Holder to conform strictly to the limitations of applicable laws governing the charging and collection of interest as changed from time to time.

    The Holder shall have the optional right to declare the amount of the total unpaid balance hereof (including principal, interest and all other amounts due or owed hereunder) to be due and forthwith immediately payable in advance of the maturity date of any sum due or installment, as fixed herein, upon the failure of the undersigned to pay, within ten (10) days of the due date, any of the installments of interest, or upon the occurrence of an event of default as defined in or otherwise described in this Note or the Related Documents, or failure to perform in accordance with any of the terms and conditions in the Loan Agreement or in any other Related Document. For purposes of this Note, "Default Interest Rate" shall mean the rate per annum which is equal to the maximum rate ofinterest allowed to be contracted for by applicable law, as changed from time to time; and from and after maturity of this Note (by acceleration or otherwise), this Note shall bear interest at the Default Interest Rate. Forbearance to exercise this option with respect to any failure or breach of the undersigned shall not constitute a waiver of the right as to any continuing failure or breach or any subsequent failure or breach. Exercise of this option shall be without notice to the undersigned, notice of such exercise being hereby waived.

    Time is of the essence hereunder and, in case this Note is collected by law or through an attorney at law, or under advice therefrom, the undersigned agrees to pay all costs of collection, including reasonable attorney's fees.

    Reasonable attorney's fees are defined to include: bur not be limited to, all fees and costs incurred in all matters of collection and enforcement, construction and interpretation. before. during and after suit, trial proceedings and appeals, as well as appearances in and connected with any bankruptcy proceedings or creditors' reorganization or similar proceedings.

    The remedies of the Holder as provided herein or in the Loan Agreement or any other Related Document shall be cumulative and concurrent, and map be pursued singularly. successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by the Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to a subsequent event.

    Any notice to be given to or to be served upon any party hereto, in connection with this Note, must be in writing, and may be given by certified or registered mail and shall be deemed to have been given and received on the third business day after a certified or registered letter containing such notice, properly addressed. with postage prepaid, is deposited in the United States mails; and if given otherwise than by certified or registered mail, it shall be deemed to have been given when delivered to and received by the party to whom it is addressed. Such notices shall be given to the parties hereto at the addresses set forth herein. Any party hereto may, at any time by giving five (5) days' written notice to the other party hereto, designate any other party or address in substitution of any party or address to which such notice shall be given.

    All persons or entities now or at any time liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, and all persons or entities which now or at any time hereafter may pledge, hypothecate, mortgage or otherwise grant the Holder any lien in their property to secure the indebtedness hereby evidenced, for themselves, their heirs, legal representatives, successors and assigns respectively, hereby: (a) expressly waive presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest, and diligence in collection: (b) consent that the time of all payments or any part thereof may be extended, rearranged. renewed or postponed by the Holder hereof~om time to time as often as the Holder may desire and further consent that the collateral security or any part thereof may. from time to time: be released, exchanged, added to or substituted for by the Holder hereof, without otherwise modifying, altering, releasing, affecting or limiting their respective liability or the lien of any security or security instrument; and (c) agree that the Holder, in order to enforce payment of this Note, shall not be required first to institute any suit to exhaust any of its remedies against the Maker or any person or part); to become liable hereunder.

    If more than one party shall execute this Note, the term "undersigned", as used herein, shall mean all parties signing this Note, who shall be jointly and severally obligated hereunder.

    In this Note, whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be, and the singular number includes the plural.

    THIS PROMISSORY NOTE RENEWS A S3,000,000.00 LINE-OF-CREDIT NOTE DATED AS OF FEBRUARY 20, 1996 ON WHICH DOCUMENTARY STAMP TAXES HAVE BEEN PAID AND NO ADDITIONAL DOCUMENTARY STAMP TAXES ARE DUE HEREON.

    IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

                                          ViroGroup, Inc., a Florida corporation

                                          By: /S/ CHARLES S. HIGGINS JR.
                                             -----------------------------------
                                              Charles S. Higgins Jr., President


                                          Maker's Address:
                                          428 Pins Island Road, S.W.
                                          Cape Coral, Florida 33991

BARNETT
BANK



February 7, 1997


Mr. Larry C. Ackerly
ViroGroup, Inc.
428 Pine Island Road, S. W.
Cape Coral, FL 33991

RE:  Renewal documents Loan #06300003826/00001

Dear Mr. Ackerly,

Per your request I have enclosed copies of the fully executed renewal documents pertaining to the above referenced loan. I have also included the original collateral receipt for the letter of credit amendment. It needs to be signed by you, acknowledging that the original letter of credit amendment was provided to the Bank. Please sign where I have highlighted and return it to me in the enclosed envelope. Please let me know if you have any questions.


Sincerely,

/s/ Jeanne Melheim

Jeanne Melheim
Loan Closing Officer

                             LOAN CLOSING STATEMENT


Attorney's Fees and Costs Estimated
 (Peper, Martin, et al)                                  $ 1,250.00

Corporate/UCC Searches                                   $     6.00

Accrued Interest thru 01/27/97                           $   535.83

Credit Facility Fee                                      $   500.00

TOTAL DUE FROM BORROWER:                                 $ 2,291.83
                                                           ========


    The undersigned hereby agrees with the foregoing and consents to the disbursements shown above. The undersigned further agrees to pay an and all other costs incurred by Barnett Bank, N.A., in conjunction with the renewal of the loan to the undersigned, including without limitation any additional attorney's fees and costs.


Executed:  January 27, 1997               ViroGroup, Inc., a Florida corporation

Effective:  January 20, 1997              By: /S/ LARRY ACKERLY
                                             -----------------------------------
                                          Print Name: LARRY ACKERLY
                                                     ---------------------------
                                          Title:   VICE PRESIDNET & CFO
                                                --------------------------------

                            SECRETARY'S CERTIFICATE
                            -----------------------


    The undersigned, Larry D. Ackerly, being the duly elected secretary of the corporation. hereby certifies that set forth below is a true and correct copy of a Resolution adopted by the Board of Directors of ViroGroup, Inc. at a duly convened meeting held on JANUARY 23, 1997, and that the same is in full force and effect, having not been modified in any respect:

       RESOLVED, that the Company enter into agreements with Barnett Bank, N.A., which shall provide to the Company the right to borrow up to $3 million under a one year Line-of-Credit, with amounts borrowed pursuant to the Line-of-Credit to bear interest at the Prime Rate of Barnett Bank. Inc., less 1/4 of one percent and to be collateralized by a Letter of Credit posted by Laidlaw, Inc. Or an affiliate from such issuer as shall be acceptable to Barnett Bank, N.A.; and be it

       FURTHER RESOLVED, that the Company reimburse Laidlaw, Inc. or its affiliate for all costs incurred in connection with the issuance and maintenance of the Letter of Credit; and be it

       FURTHER RESOLVED, that the President or Chief Financial Officer of the Company is hereby authorized and directed to enter into any and all agreements which either of them, upon advice of counsel, deem necessary or appropriate to accomplish the foregoing.



                                            /S/ LARRY D. ACKERLY
                                            ------------------------------------
                                            Larry D. Ackerly


                                            Dated: January  27 , 1997

                          PAYMENT DEBIT AUTHORIZATION
                          ---------------------------


Commercial Loan Date: 01/2011997                    Loan Amount: $3,000,000.00


The undersigned hereby authorize(s) Barnett Bank, N,A. ("Barnett") to initiate debit entries (payments) to my checking or savings account indicated below ("Account") for the above stated Commercial Loan or any extension or renewal thereof on the payment due date for any amount owed by me for each payment period (as authorized below) and to initiate, if necessary, credit entries and adjustments for any debit entries made in error to said Account. This authority shall remain in full force and effect until Barnett has received written notification from me of its termination in such time and in such manner as to afford Barnett a reasonable opportunity to act upon such notice. The undersigned hereby acknowledges receipt of a copy of this Authorization.

Borrower:
ViroGroup, Inc., a Florida corporation

By:  /S/  CHARLES S. HIGGINS JR.
   ---------------------------------------
    Charles S. Higgins Jr., President

Date to Begin Debit:  1-20-97            Date of Authorization:        1-27-97

Account No.:   1635506281


PAYMENT SPECIFICS:

1. If the calendar day falls on a weekend or holiday, the debit will be made on the next business day. Payment(s) will be debited from Account (until final payment. if any) in accordance with the payment schedule set forth in the Loan.

2. If the full amount of the debit is not in the Account, the debit will be returned with a non-sufficient funds designation and you will be assessed a service charge by Barnett which may be debited to your Account.

3. If a change, waiver or adjustment to the payment schedule occurs, Barnett is authorized to modify the debit instructions accordingly without your approval.

4.  Final Payment (complete only if applicable):

If there is an outstanding balance on the maturity date, is final payment of principal and/or interest to be:

          X      Billed
       --------
                 Debited from the Account
       --------
                 Other (explain):
       --------

--------------------------------------------------------------------------------


FOR BANK USE ONLY:



     JEANNE MELHEIM                         /S/ JEANNE MELHEIM           1-5-97
------------------------------------   ---------------------------       ------
Approving Office Name (Please Print)   Approving Officer Signature         Date

                          WAIVER OF RIGHT TO JURY TRIAL
                          -----------------------------


    THIS WAIVER AGREEMENT ("Waiver"), made on the 27th day of January, 1997: effective as of January 20, 1997, between Barnett Bank, N.A., a national banking association, successor by merger with Barnett Bank of Lee County, N.A. ("Lender") and ViroGroup, Inc., a Florida corporation ("Borrower").

    In consideration of Lender's making a loan (the "Loan") to Borrower under an Agreement dated the date of this Waiver, Lender and Borrower agree:

    (1) If either party brings suit against the other, in tort or contract, making any claim concerning the negotiation, interpretation, administration or enforcement of the Loan or that the other parry has breached its contract, violated a law, engaged in fraud, breached a fiduciary duty or acted in bad faith, it must bring the suit in a court located in a county of the State of Florida in which Lender has an office;

    (2) Both parties waive the right to a jury trial in any such suit;

    (3) At either party's request. the other party will join in asking the court in which the suit is pending to try the case and decide all issues. including issues of fact. without a jury.

    The parties have specifically discussed this Waiver. They both agree that it is an essential part of their agreement about the Loan. No officer of Lender has authority to modify the terms of this Waiver.

    As used in this document, the term "Loan" means the loan or loans from Lender to Borrower, the note or notes evidencing the Loan, any loan agreement under which the Loan was made, any future advances. modifications or extensions. any mortgage or security agreement signed by the Borrower to secure the Loan, any guaranty agreement. and any other documents, communications or representations, oral or written, that either party makes to the other in connection with the making, interpretation, administration or enforcement of the Loan or any agreement securing the Loan.

    Any Guarantor of the Loan is also bound by the provisions of this Waiver.

    To evidence this Waiver. the parties have signed this agreement at the same time as they signed the documents evidencing the Loan.


                         (SIGNATURES ON FOLLOWING PAGE)

Lender:                                 Borrower:
Barnett Bank, N.A., a national          ViroGroup,  Inc., a Florida  corporation
banking association, successor by
merger with Barnett Bank of Lee
County, N.A.

By:  /S/ JEANNE MELHEIM                 By:  /S/ CHARLES HIGGINS JR.
   --------------------------------        -------------------------------------
Print Name:  JEANNE MELHEIM             Print Name:  CHARLES S. HIGGINS JR.
            -----------------------                 ----------------------------
Title:    CLOSING OFFICER               Title:     PRESIDENT
       ----------------------------           ----------------------------------

                           RENEWAL LINE-OF-CREDIT NOTE
                           ---------------------------


Executed:  January 27, 1997                      Effective:  February 14, 1997

U.S. $3,000,000.00                               Fort Myers, Florida


    FOR VALUE RECEIVED, the undersigned (hereinafter sometimes called the "Maker") promises to pay to the order of Barnett Bank, N.A., a national banking association, successor by merger with Barnett Bank of Lee County, N.A. (hereinafter together with any holder hereof, called "Holder"), at 2000 Main Street, Fort Myers, Florida 33901, or at such other place as the Holder may from time to time designate in writing, the principal sum of THREE MILLION AND NO/100THS DOLLARS ($3,000,000.00), or so much as may be outstanding, together with interest on the unpaid principal balance advanced from the date(s) of disbursement, in accordance with the following provisions:

    1. Commencing on February 20, 1997, and on the same day of each calendar month thereafter (through December 20, 1997), Maker shall pay Holder a monthly payment on this Note equal to accrued interest on the outstanding principal balance of this Note then advanced. Interest shall be calculated on the outstanding (and unpaid) principal balance of this Note on a daily basis at an interest rate equal to one quarter of one percent (.25%) under the Index (defined below).

    2. On January 20, 1998, being the Final Maturity Date of this Note, the Maker shall pay all principal and interest outstanding on this Note and any other unpaid amounts owed under this Note in full.

    The interest rate on this Note is subject to change from time to time based on changes in an index which is the Barnett Bank, Inc. prime rate as announced from time to time (the "Index"). The interest rate will be adjusted to reflect a change in the Index on the same day as the Index changes. The interest rate to be applied to the unpaid balance of this Note will be at a per annum rate of one quarter of one percent (.25%) under the Index. Holder will tell the Maker the current Index rate upon the Maker's request. NOTICE: Under no circumstances will the effective rate of interest on this Note be more than the maximum rate allowed by applicable law. Upon demand for payment of this Note,the interest rate on the Note to be applied to the unpaid balance of principal, unpaid accrued interest, costs and fees, to be applicable until paid in full, will be the Default Interest Rate (hereinafter defined).

    Interest shall be calculated on a per annum basis of an actual three hundred sixty (360) day year for all purposes, based on the actual number of days elapsed, including when determining the maximum legal contract rate of interest allowed to be contracted for by applicable law, as changed from time to time.

    This Note and the instruments securing it have been executed and delivered in the State of Florida, and their terms and provisions are to be governed by and construed under the laws of such state and, to the extent applicable, of the United States of America, and the rules and regulations promulgated under the authority thereof. It is the intent of this Note that such laws shall be interpreted in such a manner that the maximum rate of interest allowed to be contracted for by applicable law as changed from time to time which is applicable to this Note be as great as possible.

    The undersigned may prepay all or part of the principal sum of the indebtedness evidenced by this Note at any time without penalty. Such prepayment of principal shall be accompanied by payment of any unpaid interest accrued to the time of such prepayment on the amount of the prepayment. If this Note provides for installment or periodic payments of principal, then prepayment of principal shall apply in the inverse order such installment of periodic payments are due, applying first to the last principal installment or periodic payment due hereunder.

    The Maker authorizes the Holder from time to time to on any due date debit any account that Maker may have with Holder, for any payment of principal or interest due hereunder for the amount of such payment of principal or interest and the Maker may ascertain such debited amount by inquiry to the Holder. Exercise of this right shall be optional with the Holder and the provisions of this paragraph shall not be construed as releasing the Maker from the obligation to make payments of principal or interest due under the terms of this Note according to the terms of this Note.

    If applicable, partial prepayments shall not affect or vary the duty of the undersigned to pay all obligations when due, and they shall not affect or impair the right of the Holder to pursue all remedies available to it hereunder, under the Letter of Credit (hereinafter defined) securing this indebtedness, or under any other of the Related Documents (hereinafter defined).

    The repayment of the indebtedness evidenced by this Note is secured by an Irrevocable Letter of Credit (the "Letter of Credit") dated February 16, 1996, and amended January 21, 1997, issued by Royal Bank of Canada, No. 1269/S13179, in the face amount of this Note and naming the Holder as the beneficiary thereof. Reference is hereby made to a certain Loan Agreement (the "Loan Agreement"), dated of even date herewith, for additional provisions which may govern or apply to this Note, including without limitation provisions which may concern the acceleration of this Note and requirements for paying principal prior to the Final Maturity Date. Certain terms used herein, e.g., "Related Documents" are defined in the Loan Agreement.

    This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Maker's accounts, may be requested orally or in writing by Maker or by an "Authorized Person" (as defined in the Loan
Agreement). The Holder may, but need not, require that all oral requests be confirmed in writing. Maker agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an Authorized Person, or (b) credited to any of Maker's accounts with Holder. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Holder will have no obligation to advance funds under this Note if: (i) Maker or any guarantor is in default under the terms of this Note, the Loan Agreement or any other agreement that Maker or any guarantor has with Holder; (ii) Maker or any guarantor ceases doing business or is insolvent; (iii) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Holder; (iv) Maker has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (v) Holder in good faith deems itself insecure under this Note or any other agreement between Holder and Maker.

    Except in the case where Holder declares the total unpaid balance hereof plus all accrued interest to be immediately due and payable as hereinafter provided, any payment of principal or interest which is not made within ten (10) days of the due date as herein provided (cure period), shall result in Maker owing the Holder a later charge of five percent (5%) of the unpaid portion of the payment or One Hundred Dollars ($100), whichever is greater, which shall be immediately due and payable to the Holder. In no event shall any late charge result in the interest charged hereunder exceeding the maximum rate of interest allowed to be contracted for by applicable law, as changed from time to time.

    In no event shall Holder have the right to charge or collect, nor shall Maker be required or obligated to pay, interest or payments in the nature of interest, which would result in interest being charged or collected at a rate in excess of the maximum rate of interest allowed to be contracted for by applicable law, as changed from time to time. In the event that any payment which is interest or in the nature of interest is made by Maker or received by Holder which would result in the rate of interest being charged or collected by Holder being in excess of the maximum rate of interest allowed to be contracted for by applicable law as changed from time to time, then the portion of any such payment which causes the rate of interest being charged or collected by Holder to exceed the maximum rate of interest allowed to be contracted for under any applicable law as changed from time to time (hereinafter called the "excess sum") shall be credited as a payment of principal. If Maker notifies Holder in writing that Maker elects to have such excess sum returned to Maker, such excess sum shall be returned to Maker. In the event that any such overcharge is discovered after this Note has been paid in full, then the amount of such excess sum shall be returned to Maker. In the event that an excess sum is returned to Maker rather than being credited as a payment of principal, it shall be returned together with interest thereon from the date such excess sum was paid or collected at the same rate as was due Holder during such period under the terms of this Note. All excess sums credited to principal shall be credited as of the date paid to Holder. It is the intent of Holder to conform strictly to the limitations of applicable laws governing the charging and collection of interest as changed from time to time.

    The Holder shall have the optional right to declare the amount of the total unpaid balance hereof (including principal, interest and all other amounts due or owed hereunder) to be due and forthwith immediately payable in advance of the maturity date of any sum due or installment, as fixed herein, upon the failure of the undersigned to pay, within ten (10) days of the due date, any of the installments of interest, or upon the occurrence of an event of default as defined in or otherwise described in this Note or the Related Documents, or failure to perform in accordance with any of the terms and conditions in the Loan Agreement or in any other Related Document. For purposes of this Note, "Default Interest Rate" shall mean the rate per annum which is equal to the maximum rate of interest allowed to be contracted for by applicable law, as changed from time to time; and from and after maturity of this Note (by acceleration or otherwise), this Note shall bear interest at the Default Interest Rate. Forbearance to exercise this option with respect to any failure or breach of the undersigned shall not constitute a waiver of the right as to any continuing failure or breach or any subsequent failure or breach. Exercise of this option shall be without notice to the undersigned, notice of such exercise being hereby waived.

    Time is of the essence hereunder and, in case this Note is collected by law or through an attorney at law, or under advice therefrom, the undersigned agrees to pay all costs of collection, including reasonable attorney's fees.

    Reasonable attorney's fees are defined to include, but not be limited to, all fees and costs incurred in all matters of collection and enforcement, construction and interpretation, before, during and after suit, trail proceedings and appeals, as well as appearances in the connected with any bankruptcy proceedings or creditors' reorganization or similar proceedings.

    The remedies of the Holder as provided herein or in the Loan Agreement or any other Related Document shall be cumulative and concurrent, and may be pursued singularly, successively or together, as the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by the Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver ro release of any subsequent right, remedy or recourse as to a subsequent event.

    Any notice to be given to or to served upon any party hereto, in connection with this Note, must be in writing, and may be given by certified or registered mail and shall be deemed to have been given and received on the third business day after a certified or registered letter containing such notice, properly addressed, with postage prepaid, is deposited in the United States mails; and if given otherwise than by certified or registered mail, it shall be deemed to have been given when delivered to an received by the party to whom it is addressed. Such notices shall be given to the parties hereto at the addresses set forth herein. Any party hereto may, at any time by giving five (5) days' written notice to the other party hereto, designate any other party or address in substitution of any party or address to which such notice shall be given.

    All persons or entities now or at any time liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, and all persons or entities which now or at any time hereafter may pledge, hypothecate, mortgage or otherwise grant the Holder any lien in their property to secure the indebtedness hereby evidenced, for themselves, their heirs, legal representatives, successors and assigns respectively, hereby: (a) expressly waive presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest, and diligence in collection; (b) consent that the time of all payments or any par thereof may be extended, rearranged, renewed or postponed by the Holder hereof from time to time as often as the Holder may desire and further consent that the collateral security or any part thereof may, from time to time, be released, exchanged, added to or substituted for by the Holder hereof, without otherwise modifying, altering, releasing, affecting or limiting their respective liability or the lien of any security or security instrument; and (c) agree that the Holder, in order to enforce payment of this Note, shall not be required first to institute any suit to exhaust any of its remedies against the Maker or any person or party to become liable hereunder.

    If more than one party shall execute this Note, the term "undersigned", as used herein, shall mean all parties signing this Note, who shall be jointly and severally obligated hereunder.

    In this Note, whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be, and the singular number includes the plural.

    THIS PROMISSORY NOTE RENEWS A $3,000,000.00 LINE-OF-CREDIT NOTE DATED AS OF FEBRUARY 20, 1996 ON WHICH DOCUMENTARY STAMP TAXES HAVE BEEN PAID AND NO ADDITIONAL DOCUMENTARY STAMP TAXES ARE DUE HEREON.

    IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.


                                          ViroGroup, Inc., A Florida corporation

                                          By:  /S/ CHARLES S. HIGGINS
                                             -----------------------------------
                                          Print Name:    CHARLES S. HIGGINS, JR.
                                                      --------------------------
                                          Title:     PRESIDENT
                                                 -------------------------------

                                          Makers' Address:
                                          428 Pine Island Road, S.W.
                                          Cape Coral, Florida 33991